                                                        TSI

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                                               4902 W. WATERS AVENUE
                                             TAMPA, FLORIDA 33634-1302

                                                                                                   January 13, 2004

Dear Shareholder:

        You are cordially  invited to attend the 2004 Annual Meeting of Shareholders of Tropical  Sportswear  Int'l
Corporation  (the  "Company")  which will be held at the  offices of the  Company,  4902 W. Waters  Avenue,  Tampa,
Florida, on Thursday, February 19, 2004 at 10:00 a.m. local time.

        We look forward to your  attendance at the Annual Meeting so that you can learn more about your Company and become better  acquainted  with members of the Board of Directors and the  management  team.  The items of business which are being  presented for a vote by the holders of Common Stock at the Annual  Meeting are (i) the election of two Directors of the Company;  (ii)  ratification of the selection of the Company's  Independent  Certified  Public
Accountants  for the fiscal year ending  October 2, 2004; and (iii) to transact such other business as may properly come before the Annual  Meeting.  Even if you are planning to attend,  please  complete the enclosed proxy card and return it in the  enclosed  envelope  to cast your vote.  You will still be able to revoke your proxy and vote your shares in person at the Annual Meeting if you so desire.

        If you have any questions  about the Proxy Statement or the  accompanying  2003 Annual Report on Form 10-K, please contact Ms. Karen S. Castillo at (813) 249-4900.

                                                              Sincerely,

                                                              /s/ Eloy S. Vallina-Laguera
                                                              Eloy S. Vallina-Laguera
                                                              Chairman of the Board of Directors

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                                               4902 W. WATERS AVENUE
                                             TAMPA, FLORIDA 33634-1302

                                       NOTICE TO THE HOLDERS OF COMMON STOCK
                                       OF THE ANNUAL MEETING OF SHAREHOLDERS
                                          to be held on February 19, 2004

        Notice is hereby given to the holders of the common stock,  $.01 par value per share (the "Common  Stock"), of Tropical  Sportswear  Int'l  Corporation  (the  "Company")  that the 2004 Annual Meeting of  Shareholders of the
Company  (including any  postponements or adjournments  thereof,  the "Annual Meeting") will be held at the offices of the Company, 4902 W. Waters Avenue,  Tampa, Florida, on Thursday, February 19,  2004, at 10:00 a.m., local time, for the following purposes:

         (i)      To elect two Directors in Class III to serve until the 2007 Annual Meeting of Shareholders;

         (ii)     To ratify the selection of Ernst & Young  LLP as the Company's independent certified public accountants for the fiscal year ending October 2, 2004; and

         (iii)    To transact such other business as may properly come before the Annual Meeting.

         Information  relating  to the Annual  Meeting and  matters to be  considered  and voted upon at the Annual
Meeting is set forth in the attached Proxy Statement.

         Only those  shareholders  of record at the close of business on December 12, 2002,  are entitled to notice of and to vote at the Annual Meeting.  A complete list of shareholders  entitled to vote at the Annual Meeting will be available for  examination  by any  shareholder at the Annual Meeting and for a period of ten days prior thereto at the executive offices of the Company in Tampa, Florida.

                                                     By Order of the Board of Directors,

                                                     /s/ Karen S. Castillo
                                                     Karen S. Castillo
January 13, 2004                                     Secretary

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING,  PLEASE VOTE,  SIGN, DATE, AND RETURN THE ENCLOSED
PROXY  PROMPTLY IN THE ENCLOSED  BUSINESS  REPLY  ENVELOPE.  IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH,
WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                                                  Proxy Statement
                                            For Holders of Common Stock
                                        For Annual Meeting of Shareholders
                                          to be Held on February 19, 2004

                                                   INTRODUCTION

       This  Proxy  Statement  is  furnished  to holders of the  common  stock,  $.01 par value per share  ("Common
Stock"),  of Tropical Sportswear Int'l Corporation,  a Florida corporation (the "Company"),  in connection with the solicitation  of proxies by the  Company's  Board of  Directors  from holders of the  outstanding  shares of Common
Stock for use at the 2004 Annual  Meeting of  Shareholders  to be held at  10:00 a.m.  local time at the offices of the Company,  4902 W. Waters Avenue,  Tampa,  Florida, on Thursday,  February 19, 2004 (including any postponements or adjournments thereof, the "Annual Meeting").

       The Annual Meeting will be held for the following purposes:

(i)      To elect two Directors in Class III to serve until the 2007 Annual Meeting of Shareholders;

(ii)     To ratify the selection of Ernst & Young LLP as the Company's independent  certified public accountants for the fiscal year ending October 2, 2004; and

(iii)    To transact such other business as may properly come before the Annual Meeting.

       This Proxy  Statement and the  accompanying  Proxy are first being mailed to  shareholders of the Company on or about January 20, 2004.

Shareholders Entitled to Vote

       Only  shareholders  of record of the  Company at the close of business  on  December  12, 2003 (the  "Record
Date") will be entitled to notice of, and to vote at, the Annual  Meeting.  Each share of Common  Stock is entitled to one  vote.  On the  Record  Date,  there  were  11,055,042  shares  of  Common  Stock  issued  and  outstanding.
Notwithstanding  the Record Date specified  above, the Company's stock transfer books will not be closed and shares may be  transferred  subsequent to the Record Date.  However,  all votes must be cast in the names of  shareholders of record on the Record Date.

Quorum and Voting Requirements

       The  holders  of  record  of a  majority  of the votes of Common  Stock  entitled  to be cast at the  Annual
Meeting,  present in person or by proxy,  are required to establish a quorum for the Annual  Meeting and for voting on each matter.  For the purpose of determining  the presence of a quorum,  abstentions and votes withheld from any nominee  will be  considered  to be "votes  entitled  to be cast" and  therefore  will be counted  as  present  for purposes of  determining  the  presence  or absence of a quorum.  Broker  non-votes  will not be  considered  to be
"votes  entitled to be cast" and will not be counted as present for quorum  purposes.  Broker  non-votes  are votes that  brokerage  firms and banks  holding  shares of record for their  customers  are not  permitted  to cast under applicable  stock  exchange  rules because the brokerage  firms and banks have not received  specific  instructions from their  customers as to certain  proposals as to which the  brokerage  and banks  advised the Company that they lack voting  authority.  Although there are no controlling  precedents under Florida law regarding the treatment of broker  non-votes,  the Company intends to apply the principles set forth herein.  The Company  believes that under applicable  stock exchange rules,  brokerage firms and banks will be able to vote their  customers'  unvoted shares with regard to the  proposal to elect  directors  and the  proposal to ratify the  selection  of Ernst & Young LLP.
With regard to these proposals,  broker  non-votes will not be considered as votes entitled to be cast.  Therefore, broker non-votes will not affect the outcome of the vote on these two proposals.

        Proposal I:  Election of  Directors.  The  election of two  Directors  by the holders of Common  Stock will require a  plurality  of the votes cast by the  shares of Common  Stock  represented  and  entitled  to vote in the election at the Annual  Meeting.  With respect to the election of Directors,  shareholders  may (i) vote "for" each of the  nominees,  (ii) withhold  authority for each of such  nominees,  or (iii)  withhold  authority for specific nominees but vote for the other  nominees.  Because the  Directors  are elected by a plurality of the votes cast by the shares  represented  and entitled to vote, an abstention  from voting or a broker  non-vote will have no effect on the outcome of the election of Directors.

        Proposal II: Ratification of the Company's  Independent  Certified Public Accountants.  Ratification of the
selection of Ernst & Young LLP as the Company's  independent  certified public accountants  requires that the votes cast by the  shares  of Common  Stock  represented  and  entitled  to vote at the  Annual  Meeting  in favor of the proposal exceed the votes against the proposal.  With respect to these  proposals,  shareholders may (i) vote "for"
each  proposal,  (ii) vote  "against"  each  proposal,  or (iii)  abstain from voting.  An  abstention  or a broker non-vote will have no effect on the outcome of these proposals.

        In connection with Mr. William W. Compton's  resignation from the Company in November 2002, Mr. Compton has agreed to cause all of the voting  securities  owned of record or beneficially by him to be present at all meetings of the  shareholders  of the Company,  including the Annual  Meeting,  for purposes of establishing a quorum and to vote on each matter duly brought  before the meeting in the same  proportion  as the other votes on such matter are cast. As of November 30, 2003,  Mr.  Compton  beneficially  owned  approximately  767,500 shares of Common Stock or
6.7% of the outstanding Common Stock.

Voting

        A shareholder  of record who does not hold his shares through a brokerage  firm,  bank or other nominee (in
"street  name"),  may vote his shares in person at the Annual  Meeting.  If a  shareholder  holds  shares in street name, he must obtain a proxy or evidence of stock  ownership  from his street name nominee and bring it with him in order to be able to vote his shares at the Annual Meeting.

        If the enclosed Proxy is executed,  returned in time and not revoked,  the shares represented  thereby will be voted in  accordance  with the  instructions  indicated  in such  Proxy.  IF A VALID  PROXY IS  RETURNED  AND NO
INSTRUCTIONS  ARE  INDICATED,  PROXIES WILL BE VOTED FOR (I) THE ELECTION OF ALL  DIRECTOR  NOMINEES,  AND (II) THE
RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S  INDEPENDENT  CERTIFIED PUBLIC  ACCOUNTANTS FOR
THE FISCAL YEAR ENDING OCTOBER 2, 2004.

        The Board of  Directors  is not  presently  aware of any other  business to be  presented  to a vote of the shareholders  at the Annual Meeting.  As permitted by Rule 14a-4(c) of the Securities and Exchange  Commission (the
"Commission"),  the persons named as proxies on the proxy cards will have discretionary  authority to vote in their judgment on any proposals  properly  presented by shareholders  for  consideration  at the Annual Meeting that were submitted to the Company after  October 30, 2003.  Such proxies also will have  discretionary  authority to vote in their  judgment  upon the election of any person as a Director if a Director  nominee named in Proposal I is unable to serve for good cause or will not serve, and on matters incident to the conduct of the Annual Meeting.

         A  shareholder  of record  who has given a Proxy may revoke it at any time  prior to its  exercise  at the
Annual  Meeting by either (i) giving  written  notice of revocation to the Secretary of the Company,  (ii) properly submitting to the Company a duly executed  Proxy  bearing a later date,  or (iii)  appearing at the Annual  Meeting and voting in person.  All written  notices of  revocation  of Proxies  should be  addressed  as follows:  Tropical
Sportswear Int'l Corporation,  4902 W. Waters Avenue,  Tampa,  Florida  33634-1302,  Attention:  Karen S. Castillo,
Secretary.

                                                    PROPOSAL I

                                               ELECTION OF DIRECTORS

         The Company's  Board of Directors is divided into three classes with each class serving  three-year  terms expiring at the third annual  meeting of  shareholders  after their  elections by the  shareholders.  At the Annual
Meeting,  shareholders  will be asked to vote on the election of two directors in Class III to serve until the 2007
Annual Meeting.

         The Class III directors who have been nominated for election at the Annual  Meeting are Messrs.  Benito F.
Bucay and Charles J. Smith.

         In October  2003,  Mr.  Christopher  B. Munday  resigned his position as a Class II Director and the Board decreased its size from eight members to seven. As a result, there will only be two Class II directors.

         If any of the nominees should be unavailable to serve for any reason, the Board of Directors may:

             o    designate a substitute  nominee,  in which case the persons named as proxies will vote the shares represented by all valid Proxies for the election of such substitute nominee;

             o    allow the vacancy to remain open until a suitable candidate is located and nominated; or

             o    adopt a resolution to decrease the authorized number of Directors.

         Pursuant to the Company's  Amended and Restated Articles of Incorporation  (the  "Articles"),  Accel, S.A.
de C.V.  ("Accel")  currently has the right to nominate two persons to stand for election to the Company's Board of
Directors.  In  addition,  the  Articles  also grant  William W.  Compton,  former  Chairman of the Board and Chief
Executive  Officer of the Company,  the right to nominate one person to stand for election to the  Company's  Board of Directors.  In connection  with Mr.  Compton's  resignation  from his positions at the Company in November 2002, he agreed to relinquish his rights of  nomination.  Moreover,  pursuant to a  shareholders'  agreement  among Accel and Mr. Compton and Mr. Kagan, and their respective family limited  partnerships,  all shares of Common Stock owned or controlled  by such persons or entities will be voted in favor of the election of the persons  nominated by such persons and entities pursuant to their rights under the Articles.

         The Board of Directors  recommends that the shareholders  vote FOR each Director  nominee.  If a choice is specified on the Proxy by the  shareholder,  the shares will be voted as specified.  If no  specification  is made, the  shares  will be  voted  FOR the  Director  nominees.  Election  of each  Director  nominee  will  require  the affirmative  vote of a plurality  of the votes cast by shares of Common Stock  represented  and entitled to vote at the Annual Meeting.

         The  following  paragraphs  set  forth  the names of the  Directors  of the  Company,  their  ages,  their positions with the Company,  and their principal  occupations  and employers for at least the last five years.  For information concerning Directors' ownership of Common Stock, see "Stock Ownership."

         The Board of Directors  has  nominated  the  following  individuals  for election by the holders of Common
Stock as Directors of the Company:

Class III Nominees for Director- Term to Expire in 2007

         Mr. Benito F. Bucay.  Mr.  Bucay,  age 72, has served on the  Company's  Board of Directors  since January
2002.  He has been the  Managing  Director  of Grupo  Industrial  Bre since  1994.  He is a Director  of Elamex,  a diversified  manufacturing  concern (currently listed on NASDAQ),  also serving on its Audit Committee;  a Director of Actinver,  a funds management company,  and a Director of Analitica  Consultores,  a strategic consulting group.
From 1994  through  early  2002 he served as  Chairman  of  Eureka,  a  building  products  company,  and a Mexican subsidiary of Etex Group Belgium,  and a member of the International  Advisory Group of Westcoast  Energy,  Inc. of
Canada,  which  recently  merged with Duke  Energy.  Mr.  Bucay  serves on the Board of  Trustees of the  Instituto
Nacional de Ciencias  Medicas y Nutricion and on the Board of Governors of the U.S.  Mexico  Foundation for Science
in which he acts as  Treasurer.  Prior to his  position in Grupo  Industrial  Bre,  Mr. Bucay served as Senior Vice
President of Grupo Desc until 1994. Mr. Bucay is an  "independent"  director under the  Sarbanes-Oxley  Act of 2002 and Exchange Act Rule 10A-3 NASDAQ Rules 4200 and 4350.

         Charles J. Smith.  Mr. Smith,  age 77,  became a Director of the Company in June 1998.  Previously  he had
been a Director of Farah since  March 1994.  For more than five years prior to his  retirement  in 1994,  Mr. Smith served in various capacities with Crystal Brands, Inc., an apparel  manufacturer and marketer,  most recently as an
Executive Vice  President.  Since then,  Mr. Smith has served as a consultant to various  apparel  companies.  From
May 1995 through May 1999,  Mr. Smith was a partner and Director of Phoenix Apparel Group,  Inc., a  privately-held apparel  sourcing  and  consulting  company.  Mr.  Smith is an  "independent"  director  under  Section  301 of the
Sarbanes-Oxley Act of 2002; the Exchange Act Rule 10A-3 and NASDAQ Rules 4200 and 4350.

Class I Directors Continuing in Office - Term to Expire in 2006

         Michael Kagan.  Mr. Kagan,  age 64, became a Director of the Company in 1989,  serving as Vice Chairman of the Board  through  July 2002.  In August 2003,  Mr. Kagan was  appointed  Chief  Executive  Officer of the Company replacing  Mr.  Christopher  B. Munday and  continues  to serve as a member of the Board.  He served as Chairman of the Board  and as a  consultant  to the  Company  from  November  2002 to  August  2003.  He  previously  served as
Executive  Vice  President,  Chief  Financial  Officer and  Secretary  from  November 1989 through July 2002 and as
Treasurer  from  November  1989 to  December  1997.  Mr.  Kagan has more than 30 years  experience  in the  apparel industry.  Prior to joining the  Company,  Mr. Kagan  served as Senior Vice  President of Finance for  Munsingwear,
Inc. and as Executive Vice President,  Chief  Financial  Officer and Chief  Operating  Officer of Flexnit  Company,
Inc., a manufacturer of women's intimate  apparel.  Mr. Kagan is an "inside"  director of the Company under Section
301 of the Sarbanes-Oxley Act of 2002; the Exchange Act Rule 10A-3 and NASDAQ Rules 4200 and 4350.

         Martin W. Pitts.  Mr.  Pitts,  age 62, has served as a Director of the Company  since  November  2001.  In
April 2003,  Mr. Pitts joined the Board of Elamex,  S.A. de C.V., a  diversified  manufacturing  concern and NASDAQ traded company,  also serving on its Audit  Committee.  Mr. Pitts retired in January 2001 from KPMG where he served as Partner  since  1975.  During his career at KPMG,  he served a wide range of clients,  including  investor-owned utilities,  real estate companies,  wholesale distributors,  apparel companies and international  companies. He was a member of the  American  Institute of  Certified  Public  Accountants,  the Texas  Institute of Certified  Public
Accountants  and the El Paso  Chapter  of  Certified  Public  Accountants.  He also has served as  chairman  of the
National  Association of Accountants and was the recipient of the District  Accountant  Advocate of the Year by the
U.S.  Small  Business   Administration.   Mr.  Pitts  is  an  "independent"  director  under  Section  301  of  the
Sarbanes-Oxley Act of 2002; the Exchange Act Rule 10A-3 and NASDAQ Rules 4200 and 4350.

         Eloy  Vallina-Garza.  Mr.  Vallina-Garza,  age 31, has served as a Director of the Company since  November
2001.  Mr.  Vallina-Garza  is Vice  President of Kleentex  Corp. He has also served as a Director of Elamex S.A. de
C.V.  since  1995,  Silver  Eagle  Refinery  since 1997 and Accel since 1995.  Accel is a publicly  traded  Mexican holding company which has subsidiaries  engaged in warehousing,  distribution and manufacturing.  Mr. Vallina-Garza also has held various  positions with Grupo  Chihuahua,  the  predecessor  company of Accel,  and its  subsidiaries since  1995.  Mr.  Vallina-Garza  is the son of Mr.  Vallina-Laguera  who also  serves  on the  Company's  Board of
Directors.  Mr.  Vallina-Garza  is an  "affiliate"  director under Section 301 of the  Sarbanes-Oxley  Act of 2002;
the Exchange Act Rule 10A-3 and NASDAQ Rules 4200 and 4350.

Class II Directors Continuing in Office - Term to Expire in 2005

         Leslie J. Gillock.  Ms.  Gillock,  age 47, has served as a Director of the Company since August 1997.  Ms.
Gillock  has  served  as  Vice  President  Brand  Management  of  Springs  Industries,  Inc.  since  October  1999.
Previously,  she served in various  capacities  with Fruit of the Loom,  Inc. from 1978 until June 1998,  including
Vice  President  of Marketing  between  March 1995 and June 1998,  Director of Marketing  from January 1993 through
February 1995,  and Marketing  Manager for Intimate  Apparel from January 1989 through  December 1992. She has over
20 years  experience in the apparel  industry.  Ms. Gillock is an  "independent"  director under Section 301 of the
Sarbanes-Oxley Act of 2002; the Exchange Act Rule 10A-3 and NASDAQ Rules 4200 and 4350.

         Eloy S.  Vallina-Laguera.  Mr.  Vallina-Laguera,  age 66, has served as a Director  of the Company and its predecessors  since  November  1989.  He has  been  Chairman  of the  Board  of Accel  and its  predecessor,  Grupo
Chihuahua,  since its inception in 1979. Mr.  Vallina-Laguera  has been Chairman of the Board of Elamex since 1990.
Mr.  Vallina-Laguera was Chairman of Banco Commercial Mexicano,  later Multibanco Comermex, one of Mexico's largest commercial  banks at that time, from 1971 until its  expropriation  in 1982. Mr.  Vallina-Laguera  is the father of
Mr.  Vallina-Garza,  who also serves on the Company's  Board of Directors.  Mr.  Vallina-Laguera  is an "affiliate"
director  under Section 301 of the  Sarbanes-Oxley  Act of 2002;  the Exchange Act Rule 10A-3 and NASDAQ Rules 4200
and 4350.

 Meetings of the Board of Directors and Committees

         Board of  Directors.  The property,  affairs and business of the Company are under the general  management of its Board of  Directors  as  provided  by the laws of the State of Florida  and the Bylaws of the  Company.  The
Board of Directors  conducts its business through  meetings of the full Board and through  committees of the Board, and the Board of Directors has appointed standing Audit,  Corporate Governance and Nominating,  Executive and Stock
Option and Compensation Committees of the Board of Directors.

         The Board consists of seven  members,  one inside  director,  four  independent  directors and two outside
affiliated   directors.   The  Board  has  adopted  the  definition  of   "independence"  as  described  under  the
Sarbanes-Oxley  Act of 2002  ("Sarbanes-Oxley")  Section 301, Rule 10A-3 under the Securities  Exchange Act of 1934
(the  "Exchange  Act") and NASDAQ  Rules 4200 and 4350.  The  Committee  on Corporate  Governance  and  Nominations
periodically  reviews the size of the Board and recommends  any changes it determines to be  appropriate  given the needs of the Corporation.  Under the Corporation's  Bylaws,  the number of members on the Board may be increased or decreased by resolution of the Board.

         The Board of Directors  met or  unanimously  consented to  resolutions  seventeen  times during the fiscal year ending  September 27, 2003 ("Fiscal  2003").  Each director  attended at least 75% of the aggregate  number of meetings of the Board of Directors and Committees  during Fiscal 2003. In conjunction with its regularly  scheduled meetings, "independent" directors meet in Executive Session.

         In November  2003,  the Board adopted a Corporate  Governance  Policy.  The Board shall review this policy at least  annually to ensure the Company's  policies and practices  meet the standards  suggested by various groups or  authorities  active in corporate  governance and practices of other public  companies.  Based upon this review, the Company  expect to adopt any changes that the Board of Directors  believes  are the best  corporate  governance policies  and  practices  for the  Company.  The  Company  will  adopt  changes,  as  appropriate,  to comply  with
Sarbanes-Oxley  requirements  and any rule changes made by the Securities and Exchange  Commission and NASDAQ.  See
Exhibit A, "Corporate Governance Policy."

         In  November  2003,  the Board  adopted a Code of  Business  Conduct  and  Ethics  for its  directors  and employees to ensure all business,  state and federal government  regulations,  accounting procedures and proper and ethical  business  methods and  practices  are  maintained  at the Company.  Also during  Fiscal 2003,  the Company adopted a Code of Ethics/Code of Conduct for its principal executive officer and senior financial  officers,  which
is  specific  to  financial  and   accounting   procedural   and  reporting  as  required   under  Section  406  of
Sarbanes-Oxley.  See Exhibit B, "Code of  Business  Conduct  and  Ethics"  and  Exhibit C, Code of  Ethics/Code  of
Conduct."

         Audit  Committee.  During  Fiscal  2003,  the  Audit  Committee  consisted  of  Messrs.  Pitts,  Bucay and
Vallina-Garza  and Ms.  Gillock.  Beginning in November 2003, the Audit  Committee  consisted of Messrs.  Bucay and
Pitts and Ms. Gillock.  Mr. Pitts serves as Chairman of the Audit  Committee.  Each of the Audit Committee  members
meet  the  definitions  as  having  "financial   literacy"  and  of  being   "independent"  as  defined  under  the
Sarbanes-Oxley Act of 2002 and Exchange Act Rule 10A-3 NASDAQ Rules 4200 and 4350.

         The Audit  Committee met seven times in Fiscal 2003. In November  2003,  the Audit  Committee  amended its charter to include  additional  requirements  related to  Sarbanes-Oxley.  The Audit  Committee is  responsible  to review  and  maintain  the Audit  Committee  Charter to the  standards  of  Sarbanes-Oxley  and  NASDAQ.  The Audit
Committee has the sole authority to engage and discharge, review the independence,  qualifications,  activities and compensation of the Company's  independent  certified public accountants.  The Audit Committee reports to the Board the  appointment  of the  independent  certified  public  accountants.  The Audit  Committee  must  assure  regular rotation  of the lead and  concurring  audit  partners.  The  Audit  Committee  is  responsible  for the  Company's financial  policies,  control  procedures,  accounting staff,  internal audit function and reviews and approves the
Company's  financial  statements.  The Audit Committee is responsible  for the review of  transactions  between the
Company  and any  Company  officer,  director  or entity in which a Company  officer  or  director  has a  material interest.  The Audit  Committee must develop and maintain  procedures for the submission of complaints and concerns about  accounting  and auditing  matters.  The Audit  Committee must assure CEO and CFO  certifications  meet their obligations by performing a review and evaluation of the Company's  disclosure  controls and procedures.  The Audit
Committee has the authority to engage the services of an outside  advisor when required.  The Audit  Committee must receive reports from the outside auditor on critical  accounting  policies,  significant  accounting  judgments and estimates,  off-balance sheet transactions and non-GAAP financial  measures.  See "Report of the Audit Committee of the Board of Directors,"  Exhibit D, "Audit Committee  Charter as Amended November 18, 2003," and Exhibit E, "Audit
Committee Audit and Non-Audit Services Pre-Approval Policy."

         The Audit  Committee and the Board of Directors  have  determined  that, at present,  no one member of the
Board meets the qualification for "audit committee financial expert" as defined under  Sarbanes-Oxley  Section 407.
The Board is actively  seeking an additional  member that would  qualify  under the  standards of "audit  committee financial expert" to serve in such capacity.

         Corporate  Governance and  Nominating  Committee.  In November  2003,  the Company  changed its Nominating
Committee to become the Corporate  Governance  and  Nominating  Committee  ("Governance  Committee")  and adopted a
Corporate  Governance  Committee  Charter.  Prior to  November  2003,  the entire  Board  served as the  Nominating
Committee.  Messrs.  Pitts  and  Smith and Ms.  Gillock  constitute  the  Governance  Committee,  each of which are
"independent"  directors.  Mr. Smith serves as Chairman of the Governance Committee.  The purpose of the Governance
Committee is to ensure the Company's  policies and  practices  meet the  standards  suggested by various  groups or authorities  active in corporate  governance  and practices of other public  companies  and to select  nominees for election as directors of the Company.  The Governance  Committee will consider those nominees  submitted by holders of Common  Stock if  submitted  to the Company on or before  November 2, 2004.  The Company did not receive nor did it take any action  from  shareholder  communications  in the last  fiscal  year.  See and  Exhibit  F,  "Corporate
Governance and Nominating Committee Charter."

         Stock Option and Compensation Committee.  The Stock Option and Compensation  Committee,  which administers the  Company's  various  incentive  and  stock  option  plans,  consisted  of Ms.  Gillock  and  Messrs.  Smith and
Vallina-Laguera  during  Fiscal 2003.  Mr.  Vallina-Laguera  did vote on Section 16 matters.  Beginning in November
2003, the Committee  consisted of Messrs.  Bucay and Smith and Ms. Gillock,  each of which are "independent."  None of the Committee members have ever been an officer or employee of the Company or any of its subsidiaries.

         The Stock Option  Committee met or  unanimously  consented to  resolutions  ten times in Fiscal 2003.  The
Stock Option and  Compensation  Committee  is  responsible  for  establishing  the  compensation  of the  Company's directors,  Chief Executive  Officer and all other  executive  officers,  including  salaries,  bonuses,  severance arrangements,  and other  executive  officer  benefits.  The  Committee  also  administers  the  Company's  various incentive  and stock option plans and  designates  both the persons  receiving  awards and the amounts and terms of the  awards.  In  November  2003,  the Stock  Option and  Compensation  Committee  adopted a charter to outline its compensation,  benefits and management  development  philosophy and to  communicate to  shareholders  the Company's compensation  policies  and the  reasoning  behind  such  policies  as  required  by the  Securities  and  Exchange
Commission.  See Exhibit G, "Stock Option and Compensation Committee Charter."

          Executive   Committee.   The   Executive   Committee   consisted  of  Messrs.   Munday,   Kagan,   Smith,
Vallina-Laguera  and Williams  until  January  2003.  From January 2003 to August  2003,  the  Executive  Committee
members  consisted of Messrs.  Munday,  Kagan,  Smith and  Vallina-Laguera.  From August 2003 to November 2003, the
Executive  Committee members consisted of Messrs.  Bucay,  Kagan, Smith and  Vallina-Laguera.  As of November 2003,
the Executive  Committee  consists of Messrs.  Bucay,  Kagan, and Pitts and Mr. Smith. Mr. Kagan serves as Chairman of the Executive  Committee.  The Executive  Committee  met four times during  Fiscal 2003. In November  2003,  the
Executive  Committee adopted a charter to state its  authorization,  duties and limits of authority.  The Executive
Committee  is  responsible  for  performing  all tasks of the  Board of  Directors  on behalf of the Board  between meetings  of the  Board  to the  extent  permitted  by the  Company's  Bylaws  and  Florida  law.  See  Exhibit  H,
"Executive Committee Charter."

         Legal  Committee.  The  Legal  Committee,   which  reviews  the  Company's  legal  compliance  issues  and litigation,  consists  of Messrs.  Bucay,  Vallina-Laguera  and Pitts.  Mr.  Bucay  serves as Chairman of the Legal
Committee.  The Legal Committee met one time during Fiscal 2003.  The Legal Committee does not have a charter.

Direct Shareholder Communication to Board Members

         Direct e-mail links on the Company's website allow  confidential,  direct  communication to non-management
Board  members.  The  Company's  website address  is  www.tropicalsportswear.com.   Direct  e-mail  information  is
provided in the Company's Annual Report on Form 10-K.

Compensation of Directors

         Directors who are executive  officers of the Company  receive no  additional  or special  compensation  as such for  service as members  of either  the Board of  Directors  or  committees  thereof.  Directors  who were not officers  of the  Company  received  $2,500  for each  Board  meeting  attended,  $500 for each  telephone  meeting attended, $1,500 for each committee attended and reimbursement of reasonable expenses.

         The  Company  has a stock  option  plan for its  non-employee  directors.  Each  non-employee  director is granted an option to purchase  10,000  shares on the date first elected or  appointed.  Thereafter,  on the date of each annual meeting of shareholders  held during the time the non-employee  director plan is in effect and if he or she continues to serve in such capacity  following such meeting,  each  non-employee  director is granted an option to purchase  10,000  shares.  During  Fiscal  2003,  directors  were granted a total of 60,000  options.  Mr. Kagan served as non-employee  Chairman of the Board from November 2002 until August 2003.  During that period,  Mr. Kagan received  $182,640 in  consultant  fees. He received no  compensation  for director fees and elected not to receive stock options.  Also, in his current Board position, Mr. Kagan has elected not to receive stock options.

                                              Executive Compensation

Summary   Compensation   Information.   The  following  table  presents  certain  summary  information   concerning
compensation  paid or accrued by the Company for services  rendered in all capacities during the fiscal years ended
September 27, 2003,  September 28, 2002 and  September 29, 2001 to the Chief  Executive  Officer of the Company and
each of the three other most highly  compensated  executive  officers of the Company and two former chief executive officers of the Company (collectively, the "Named Executive Officers").

                                            Summary Compensation Table

                                                                  Long Term Compensation Awards
                                                                                  Securities
Name and                                  Annual Compensation      Restricted     Underlying      All Other
Principal Position             Year        Salary     Bonus       Stock Awards    Options/SARs   Compensation
-----------------------        ----     ---------- -----------    ------------    ------------   ------------

Michael Kagan (1)              2003   $    57,692            -          -                 -       $190,895
Chief Executive Officer        2002       396,904   $   50,736          -            25,000         55,456
                               2001       365,000      250,000          -                 -         30,909

Richard J. Domino (2)          2003    $  407,115            -          -           160,000       $ 43,006
President                      2002       395,000   $   98,654          -            15,000              -
                               2001       385,000      100,600          -                 -              -

Frank A. Maccarrone (3)        2003    $  250,000            -          -             6,000       $ 79,795
Senior Vice President,         2002       203,942   $    7,868          -             7,500         10,476
Chief Operating Officer        2001       180,000       45,000          -                 -         17,936

Robin J. Cohan (4)             2003    $  146,923            -          -            56,000        $ 9,495
Executive Vice President       2002       113,721   $   25,952          -             5,000          6,436
and Chief Financial Officer    2001        97,356        8,811          -                 -              -

Former Chief Executive Officers

William W. Compton (5)         2003   $ 4,317,692            -          -                 -       $414,591
Former Chairman                2002     1,000,000    $ 925,000          -            28,000         65,346
Of the Board and               2001       750,000      578,200          -                 -              -
Chief Executive Officer

Christopher B. Munday  (6)     2003      $486,283            -     80,000           131,659       $106,102
Former President and Chief     2002       500,000    $ 759,000          -            22,000              -
Executive Officer              2001       338,900      309,500          -            70,000              -

---------------------------------

(1)      Mr.  Kagan  resigned  from his  positions  as an officer and as a member of the Board of Directors in July
         2002. He rejoined the Board as Chairman in November  2002,  replacing  Mr.  Compton.  In August 2003,  Mr.
         Kagan became  Chief  Executive  Officer of the  Company,  replacing  Mr.  Munday.  Also in August 2003 Mr.
         Vallina-Laguera  was  appointed as Chairman of the Board of  Directors.  Mr. Kagan remains a member of the
         Board of  Directors.  All Other  Compensation  includes  use of a company  automobile,  grossed  up health insurance  premiums and $182,640 in  consultant  fees during  Fiscal  2003;  use of a company  automobile, grossed up health and life insurance premiums, and grossed-up life insurance premiums during Fiscal 2001.
(2)      All Other  Compensation  includes use of a company  automobile,  and grossed up health and life  insurance premiums during Fiscal 2003.
(3)      All Other Compensation  includes automobile  allowance,  grossed up health and life insurance premiums and relocation  expenses during Fiscal 2003;  automobile  allowance,  life insurance premiums and country club dues during Fiscal 2002; and automobile  allowance,  life insurance  premiums and country club dues during
         Fiscal 2001.
(4)      In August 2003, Ms. Cohan was appointed  Executive Vice President and Chief Financial  Officer.  All Other
         Compensation  includes  automobile  allowance  and grossed up health and life  insurance  premiums  during
         Fiscal 2003.
(5)      Mr.  Compton  resigned  from the  positions  of Chairman of the Board,  Chief  Executive  Officer and as a
         member of the Board of  Directors  in November  2002.  All Other  Compensation  includes  use of a company automobile,  grossed up health  insurance  premiums and $291,925 in personal  expenses in Fiscal 2003; and
         grossed  up life  insurance  premiums  in fiscal  years 2002 and 2001.  In  connection  with a  Separation
         Agreement  entered  into with the Company in  November  2002 with the  respect to the  resignation  of Mr.
         Compton's  employment in November 2002,  Mr. Compton  received  severance of  approximately  $4,600,000 in cash and property.
(6)      Mr. Munday was terminated  from his position as President and Chief  Executive  Officer in August 2003. He
         resigned from his position as a member of the Board of Directors in October 2003.  All Other  Compensation
         includes  use of a company  automobile,  grossed  up health and life  insurance  premiums  and  receipt of vested stock awards  during  Fiscal 2003.  In  connection  with a Settlement  Agreement  entered into with the Company in October 2003 with respect to the  termination  of Mr.  Munday's  employment in August 2003,
         Mr.  Munday  received  certain  payments  from the Company for  severance and for the value of the welfare benefits provided by the Company,  totaling  $2,062,300;  and in addition, a "grandfathered" loan from the
         Company in the principal  amount of $200,000  relating to Mr.  Munday's  relocation to Tampa,  Florida was forgiven in October 2003  ("grossed  up") for U.S.  income  taxes.  Mr.  Munday's  restricted  stock award ceased  vesting in August 2003.  Of the 80,000  shares in Mr.  Munday's  restricted  stock  award,  13,340 shares vested and were received by Mr.  Munday.  The balance of 66,660  unvested  shares were forfeited on
         August 15, 2003.

                                               Option/SAR Grants in Last Fiscal Year

                                                           Individual Grant
                                   -----------------------------------------------------------
                                                                                                  Potential Realizable
                                     Number of       Percent of                                 Value at Assumed Annual
                                     Securities    Total Options                                  Rates of Stock Price
                                     Underlying      Granted to      Exercise                         Appreciation
                                      Options       Employees in        Or        Expiration      for Option Term (2)
Name                                 Granted (1)    Fiscal Year     Base Price       Date           5%          10%
---------------------------------- --------------- --------------- -------------- ------------ ---------------------------

Current Officers
----------------

Michael Kagan (3)                           -                -              -          -               -              -

Richard J. Domino                      10,000              1.2%         $8.73      11/26/12      $54,903       $139,134
                                       50,000              5.9%         $4.96       3/4/13      $155,966       $395,248
                                      100,000             11.9%         $5.42       8/12/13     $340,861       $863,808

Frank A. Maccarrone                     1,000              0.1%         $8.73      11/26/12       $5,490        $13,913
                                        5,000              0.6%         $5.05       1/28/13      $15,880        $40,242

Robin J. Cohan                          1,000              0.1%         $8.73      11/26/12       $5,490        $13,913
                                        5,000              0.6%         $5.05       1/28/13      $15,880        $40,242
                                       50,000              5.9%         $5.42       8/12/13     $170,430       $431,904

Former Chief Executive Officers

William W. Compton (4)                      -                -              -          -               -              -

Christopher B. Munday (5)              31,659              3.8%         $8.73      11/26/12     $173,816       $440,483
                                      100,000             11.9%         $4.96       3/4/13      $311,932       $790,496

----------------------------------

(1)      These options have various vesting schedules.
(2)      Potential  realizable  value is based on an assumption that the price for the Common Stock  appreciates at the annual rate shown (compounded  annually) from the date of grant until the end of the option term,  net of  exercise  price.  The  values  are  calculated  based  upon  SEC  regulations  and do not  reflect the
         Company's estimate of future growth in stock price.
(3)      Mr.  Kagan  elected not to receive  stock  options in  connection  with his  position  as Chief  Executive
         Officer.
(4)      As a result of Mr.  Compton's  resignation on November 19, 2002,  options held by Mr.  Compton  expired on
         February 17, 2003.
(5)      Stock options for Mr. Munday were canceled on October 31, 2003.

                                           Fiscal Year-End Option Values
                                                                                Value of Unexercised
                                     Number of Securities Underlying                In-the-Money
                                           Unexercised Options                        Options
                                            At Fiscal Year-End                 At Fiscal Year-End (1)
   Name                              Exercisable        Unexercisable     Exercisable     Unexercisable
   ----------------------------- --------------------- ----------------- --------------- -----------------

   Robin J. Cohan                        6,000               55,833                  -              -

   Richard J. Domino                   147,300              125,000                  -              -

   Michael Kagan (2)                         -                    -                  -              -

   Frank A. Maccarrone                   7,333                7,500                  -              -

   Former Chief Executive Officers

   William W. Compton (3)                    -                    -                  -              -

   Christopher B. Munday (4)           230,326               23,333                  -              -

---------------------------------

(1)      Represents  the difference  between the exercise price of the options and $4.38,  the fair market value of a share of Common Stock as of September 27, 2003.
(2)      Mr.  Kagan  elected not to receive  option  grants in  connection  with his  position  as Chief  Executive
         Officer.
(3)      As a result of Mr.  Compton's  resignation on November 19, 2002,  options held by Mr.  Compton  expired on
         February 17, 2003.
(4)      Stock options for Mr. Munday were canceled on October 31, 2003.

Employment Arrangements.

         Michael Kagan.  In connection  with Mr. Kagan  becoming the Chief  Executive  Officer of the Company,  the
Company entered into an  employment  agreement with  Mr. Kagan  effective  August 11, 2003.  Mr. Kagan's  agreement provides for a  continuously  remaining  term of twelve  months.  The agreement  provides for an annual base salary
(currently  $500,000).  The  agreement  also  provides  that Mr. Kagan will receive  health and life  insurance and other welfare benefits comparable to that received by other officer level employees of the Company.

         During the one year period  following  termination  of employment,  Mr. Kagan is prohibited  from engaging in, or having,  any  impermissible  financial  interest  in any  business  that is  engaged  in the  merchandising, manufacturing, distribution or marketing of men's casual pants, shirts or jeans.

         Richard J. Domino.  Mr.  Domino  previously  entered  into an  employment  agreement  with  the Company on
August 8, 1997 and the first  addendum to that  agreement  was  effective  July 18, 2003.  Mr.  Domino's  agreement provides for a  continuously  remaining  term of twelve months.  Notwithstanding  the  foregoing,  in the event the agreement has not been otherwise  terminated,  it will terminate  automatically  at the end of the Company's fiscal year in which Mr. Domino reaches age 65.

         The agreement provides for an annual base salary (currently  $500,000).  Mr. Domino is also entitled to an annual  performance  bonus of up to 100% of his base salary.  The  agreement  also  provides  that Mr.  Domino will receive  health and life  insurance and other welfare  benefits  comparable to that received by other officer level employees of the Company.

         If Mr. Domino's  employment is terminated by the Company  without cause (as defined in the agreement),  he will be entitled to severance  payments,  at his then annual base salary rate for twelve  months.  Mr. Domino would also have a  continuation  of health  insurance  benefits,  for one year,  provided that such benefits  shall cease immediately  upon the  employment or  self-employment  of Mr.  Domino,  whichever  first  occurs.  If Mr. Domino is terminated  for cause,  he will not be entitled to any separation  benefits and his salary,  bonus,  benefits,  and business expense  reimbursements  shall cease as of the date of termination (except that payments due to Mr. Domino and not paid up to the date of such  termination  will be paid to Mr.  Domino within  forty-five  (45) days of such termination).

        Robin J. Cohan.  In connection with  Ms. Cohan  becoming  Executive  Vice  President  and  Chief Financial
Officer of the Company,  the Company  entered into a new employment  agreement with Ms. Cohan  effective August 11,
2003.  Ms. Cohan's  agreement  provides  for  a  continuously  remaining  term  of twelve months.   Notwithstanding
the foregoing,  in the event the agreement has not been otherwise  terminated,  it will terminate  automatically at the end of the Company's fiscal year in which Ms. Cohan reaches age 65.

        The agreement  provides for an annual base salary (currently  $200,000).  Ms. Cohan is also entitled to an annual  performance  bonus of up to 100% of her base salary.  The  agreement  provides  that Ms. Cohan will receive health and life insurance and other welfare  benefits  comparable to that received by other officer level employees of the Company.

         If Ms. Cohan's  employment is terminated by the Company without cause (as defined in the  agreement),  she will be entitled to severance  payments,  at her annual base salary rate, plus a continuation  of health  insurance benefits,  for one  year.  If Ms.  Cohan is  terminated  for  cause,  she will not be  entitled  to any  separation benefits  and her salary,  bonus,  benefits,  and  business  expense  reimbursements  shall cease as of the date of termination  (except that  payments due to Ms. Cohan and not paid up to the date of such  termination  will be paid to her within  forty-five  (45) days of such  termination).  During the one year period  following  termination  of employment,  Ms. Cohan is prohibited  from engaging in, or having,  a  significant  financial  interest (as defined therein) in any business that is engaged in the  merchandising,  manufacturing,  distribution or marketing of men's casual pants, shirts or jeans.

         Frank A. Maccarrone.  The Company's  employment  agreement with Mr. Maccarrone provides for a continuously remaining  term of twelve  months.  Notwithstanding  the  foregoing,  in the event the  agreement is not  otherwise terminated,  it will  terminate  automatically  at the end of the  Company's  fiscal  year in which Mr.  Maccarrone reaches  the age of 65.  The  agreement  provides  for an annual  base  salary  (currently  $250,000)  subject to a minimum  annual  increase  equal  to the CPI  for  the  immediately  preceding  twelve  months.  Any  bonus  to Mr.
Maccarrone  is  solely  at the  discretion  of  the  Company.  The  agreement  provides  that  if Mr.  Maccarrone's employment  is  terminated  without  cause by the Company (as defined  therein) he shall be entitled to a severance payment  equal to one times the sum of his annual base  salary as in effect  immediately  prior to the  termination date.  The  agreement  further  provides  that,  if Mr.  Maccarrone  is  terminated  by the Company for cause,  Mr.
Maccarrone  will not be  entitled  to any  separation  benefits  and that Mr.  Maccarrone's  salary,  benefits  and business  expense  reimbursements  shall  cease as of the date of  termination,  except  that  payments  due to Mr.
Maccarrone and not paid up to the date of such termination will be paid to Mr.  Maccarrone  within  forty-five (45)
days after such  termination.  During the one year period following  termination of employment for any reason,  Mr.
Maccarrone is prohibited  from engaging in, or having,  a significant  financial  interest (as defined  therein) in any  business  that is engaged in the  merchandising,  manufacturing,  distribution  or  marketing  of men's casual pants, shirts or jeans.

Severance Agreement With William W. Compton

         In  connection  with Mr.  Compton's  resignation  from the Company in November  2002,  the Company and Mr.
Compton entered into a Separation  Agreement,  General  Release of All Claims and Covenant Not To Sue.  Pursuant to
this  Separation  Agreement,  the Company  paid Mr.  Compton  severance  of  approximately  $4,600,000  in cash and property.  In addition,  the Company agreed to provide Mr. Compton continuing  healthcare benefits until he reaches age 65, subject to certain  exceptions,  and agreed to release Mr. Compton from all claims that it may have against
Mr. Compton, subject to certain exceptions.

         In consideration  for such payments,  Mr. Compton provided the Company with a release from all claims that he may have  against the Company and from all  contractual  rights  that he had with  respect to the  Company.  Mr.
Compton also agreed to certain  provisions  regarding (i)  non-disclosure of confidential  information for a period of five years, (ii)  non-competition  with the Company's  businesses,  including the merchandising,  manufacturing, distribution or marketing of casual and  dress-casual  pants,  shorts,  denim jeans,  and woven and knit shirts for men, women, boys and girls in The United States of America, Mexico, Europe,  Australia,  Canada and New Zealand for
a period of 30  months,  subject  to limited  exceptions,  and (iii)  non-solicitation  of  Company  customers  and employees for a period of 30 months.  Mr. Compton also agreed to other  restrictions  on his activities  related to the Company,  including without  limitation,  activities  relating to seeking control of the Company and voting his shares of Common Stock.

Settlement  Agreements with Christopher B. Munday,  ex-Chief Executive Officer,  Gregory L. Williams,  ex-Executive
Vice  President,  General  Counsel and Secretary,  and N. Larry  McPherson,  ex-Executive  Vice President and Chief
Financial Officer

         In connection  with the  termination of the  employment of Messrs.  Munday,  Williams,  and McPherson (the
"Former  Employees")  in August  2003 and the  lawsuit  filed by the  Company to seek  judicial  interpretation  of certain  provisions of the Former Employees'  employment  agreements,  each of the Former Employees and the Company entered  into a separate  Settlement  Agreement.  Pursuant  to the  Settlement  Agreements,  each  Former  Employee received cash payments and other  benefits as follows:  Mr. Munday -  $1,926,000,  Mr.  Williams - $1,926,000,  and
Mr.  McPherson - $648,000.  In addition,  the Company paid to each Former Employee cash amounts in discharge of the
Company's  obligation to continue to provide the Former  Employees and their families  certain welfare  benefits as follows:  Mr. Munday - $136,300,  Mr. Williams - $122,097,  and Mr. McPherson - $78,820.  The Company will continue to provide  certain other  welfare  benefits to Messrs.  Williams and McPherson and their  families for up to three
(3) years.  The Company  forgave a  "grandfathered"  relocation loan in October 2003 ("grossed up") for U.S. income taxes.  The  "grandfathered"  loan was made to Mr.  Munday in August 2001 in the  principal  amount of $200,000 and related to Mr.  Munday's  relocation to Tampa,  Florida.  The Company  agreed to dismiss its lawsuit and to release the Former Employees from all claims that it may have against any of them, subject to certain exceptions.

         In consideration for such payments by the Company and the release,  each of the Former Employees  provided the Company  with a release  from all claims that each Former  Employee  may have  against the Company and from all contractual rights that each had with respect to the Company.

         Report of the Stock Option and Compensation Committee of the Board of Directors

         Introduction.  Under the rules of the Securities and Exchange Commission (the  "Commission"),  the Company
is required to provide certain information  concerning  compensation of the Company's chief executive officer,  and the Named  Executive  Officers for Fiscal  2003.  The  disclosure  requirements  include a report of the  committee
responsible  for  compensation   decisions  for  the  Named  Executive  Officers,   explaining  the  rationale  and
considerations that led to those compensation decisions.

         Stock  Option  and  Compensation   Committee  Role.  The  Stock  Option  and  Compensation   Committee  is
responsible for the Company's  compensation  program for its executive  officers and officers,  including the Named
Executive Officers,  including salaries,  bonuses,  termination  arrangements and other executive officer benefits, and  establishing  the  compensation of the Company's  Directors.  The Stock Option and  Compensation  Committee is
also  responsible for the  administration  of the Company's stock option plans,  including the recipients,  amounts and terms of stock option grants thereunder.

         Stock Option and  Compensation  Committee  Composition and Governance.  The Committee is composed of three
"independent"  directors.  The Committee  meets as often as necessary to carry out its  responsibilities.  Meetings may be called by the Chairman of the  Committee  and/or  management  of the Company.  All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver  thereof,  and written minutes of each meeting shall be duly filed in the Company  records.  Reports of meetings of the Committee shall be made to the Board of Directors at its next regularly  scheduled meeting following the Committee meeting  accompanied by any recommendations  to the Board of Directors  approved by the Committee.  During  November 2003, the Stock Option and
Compensation  Committee  adopted a charter  to  outline  its  compensation,  benefits  and  management  development philosophy and to communicate to shareholders  the Company's  compensation  policies and the reasoning  behind such policies as required by the  Securities  and Exchange  Commission.  See Exhibit G, "Stock  Option and  Compensation
Committee Charter."

         Compensation  Philosophy.  The compensation  philosophy for executive  officers conforms  generally to the compensation  philosophy  followed for all of the Company's  employees.  The Company's  compensation is designed to maintain  executive  compensation  programs and policies that enable the Company to attract and retain the services of highly qualified  executives at a compensation level  commensurate with their skill and experience.  In addition to base salaries,  executive  compensation  programs and policies consisting of performance-based and discretionary cash bonuses and periodic  grants of stock  options are designed to reward and provide  incentives  for  individual contributions as well as overall Company performance.

         The  Stock  Option  and  Compensation   Committee  monitors  the  operation  of  the  Company's  executive compensation  policies.  Key elements of the Company's  compensation  program consists of base salary,  annual cash bonuses and periodic grants of stock options (which the Stock Option and Compensation Committee  administers).  The
Company's policies with respect to these elements,  including the basis for the compensation  awarded the Company's chief executive  officer,  are discussed below.  While the elements of compensation  described below are considered separately,  the Board of Directors  and the Stock  Option and  Compensation  Committee  take into account the full compensation  package  offered  by the  Company  to the  individual,  including  health  care and  other  insurance benefits.

         Base Salaries.  The Company has established  competitive annual base salaries for all officers,  including the Named Executive Officers.  Effective August 11, 2003, the Company entered into new employment  agreements  with
Mr.  Kagan and Ms.  Cohan.  The  employment  agreement  for Mr.  Compton  was  terminated  in  connection  with his resignation  in November 2002. The  employment  agreements for Messrs.  Kagan,  Domino and Maccarrone and Ms. Cohan
provide for a continuously  remaining term of twelve months.  See "Executive  Compensation-Employment  Agreements."
The annual base salaries for each of the Company's  executive  officers,  including the Company's  chief  executive
officer,   reflect  the  subjective  judgment  of  the  Stock  Option  and  Compensation  Committee  based  on  the consideration  of the  executive  officer's  position and tenure with the Company,  the  Company's  needs,  and the executive  officer's  individual  performance,  achievements and  contributions  to the growth of the Company,  and empirical data establishing compensation levels for other comparable positions in the industry.

         Mr.   Compton's   annual  base  salary  as  the  Company's   chief   executive   officer  was   $1,000,000
for Fiscal 2002. The Board of Directors and the Stock Option and  Compensation  Committee  believe that this annual base salary is consistent  with the salary range  established  for this  position  based on the factors noted above and Mr.  Compton's prior  experience and managerial  expertise,  his knowledge of the Company's  operations and the industry in which it operates.  See "Severance Agreement With William W. Compton."

         Mr. Munday's  annual base salary as the Company's  Chief  Executive  Officer was $500,000 for Fiscal 2003.
The Board of Directors  and the Stock  Option and  Compensation  Committee  believe that this annual base salary is consistent  with the salary range  established  for this position based on the factors noted above and Mr. Munday's prior experience and managerial  expertise,  his knowledge of the Company's operations and the industry in which it operates.  See  "Settlement  Agreements  with  Christopher  B.  Munday,  ex-Chief  Executive  Officer,  Gregory  L.
Williams,  ex-Executive Vice President,  General Counsel and Secretary,  and N. Larry McPherson,  ex-Executive Vice
President and Chief Financial Officer."

         Annual Bonus.  Pursuant to their respective employment  agreements,  each of the Company's Named Executive
Officers  is  eligible  for an annual  cash  bonus,  except  for Mr.  Kagan who has no bonus  arrangement  with the
Company.  By contract,  Mr. Domino and Ms. Cohan are entitled to annual  performance  bonuses of 100% of his or her respective base salaries.  Any bonus for Mr. Maccarrone is at the discretion of the Company.

         Stock  Options.  Under the  Company's  various  stock option  plans,  stock  options may be granted to key employees,  including  executive  officers,  Directors and  consultants of the Company.  All stock option plans are administered by the Stock Option and  Compensation  Committee,  except for the  Non-Employee  Director Stock Option
Plan, which is intended to be self-governing.

         During  Fiscal 2003,  options to purchase  56,000 shares were granted to Ms.  Cohan,  160,000  shares were granted to Mr.  Domino and 6,000 shares to Mr.  Maccarrone.  No options were granted to Mr.  Kagan.  Prior to their termination,  options to purchase  211,659  shares were granted to Mr.  Munday.  None were granted to Mr.  Compton.
Also during Fiscal 2003, Mr. Munday  received a Restricted  Stock Award grant of 80,000 shares.  The vesting of Mr.
Munday's  restricted  stock  award  ceased  vesting  on the  date  of  termination  of  employment.  Of the  80,000 restricted  stock award,  Mr. Munday received 13,340 vested shares and forfeited the balance of 66,660 shares.  See
"Settlement Agreements with Christopher B. Munday,  ex-Chief Executive Officer,  Gregory L. Williams,  ex-Executive
Vice  President,  General  Counsel and Secretary,  and N. Larry  McPherson,  ex-Executive  Vice President and Chief
Financial Officer."

         The principal  factors  considered in determining  the granting of stock options to executive  officers of the Company,  were the executive  officer's  tenure with the Company,  his or her total cash  compensation  for the prior year, and his or her contributions toward the Company's attainment of strategic goals.

Equity Compensation Plan Information

         The Company has adopted various  incentive and stock option plans since 1996,  under which it has reserved an aggregate of 3,560,000 shares of the Company's  common stock for issuance.  The per share exercise price of each stock option or similar  award  granted under these plans must be at least equal to the quoted fair market value of the stock on the date of grant.  The following  table  represents  the number of shares  issuable upon exercise and reserved for future issuance under these plans as of December 12, 2003.

  -------------------------------------------------------------------------------------------------------
                                                                                 Number of securities
                                                                               remaining available for
                           Number of securities to be     Weighted-average      future issuance under
                            issued upon exercise of      exercise price of    equity compensation plans
                              outstanding options,      outstanding options,    (excluding securities
                              warrants and rights       warrants and rights    reflected in column (a))
      Plan category                   (a)                       (b)                      (c)
  -------------------------------------------------------------------------------------------------------
   Equity compensation
   plans approved by
   security holders (1)             1,082,354                  $11.35                 2,022,604 (2)
  -------------------------------------------------------------------------------------------------------
   Equity compensation
   plans not approved by
   security holders                   None                      None                     None
  -------------------------------------------------------------------------------------------------------

          Total                     1,082,354                  $11.35                 2,022,604
  -------------------------------------------------------------------------------------------------------

--------------------------------------

(1)      Includes  shares  issuable  upon exercise of options  granted under the Company's  1996 Stock Option Plan,
         1997 Stock Option Plan, 2000 Long-Term Incentive Plan, and Non-Employee Director Stock Option Plan.
(2)      Includes 26,783 shares  available for issuance under 1996 Stock Option Plan,  371,303 shares available for issuance  under the 1997 Employee  Stock Option Plan,  1,419,518  shares  available for issuance under the
         2000 Long Term Incentive Plan, and 205,000 shares available for issuance under the  Non-Employee  Director
         Stock Option Plan.

         Section 162(m)  Limitations.  Under Section  162(m) of the Internal  Revenue Code of 1986, as amended (the
"Code"), a tax deduction by corporate  taxpayers,  such as the Company, is limited with respect to the compensation of certain  executive  officers  unless such  compensation  is based upon  performance  objectives  meeting certain regulatory  criteria or is otherwise  excluded  from the  limitation.  Based upon the Board of  Directors'  and the
Stock Option and Compensation  Committee's  commitment to link  compensation  with performance as described in this report,  the Board of  Directors  and the Stock  Option  and  Compensation  Committee  currently  intend to qualify compensation  paid to the Company's  executive  officers for  deductibility  by the Company under Section 162(m) of the Code.

         Stock Option and Compensation Committee:

                  Leslie J. Gillock, Chairman
                  Benito F. Bucay
                  Charles J. Smith

                  January 13, 2004

         The report of the Stock Option and  Compensation  Committee shall not be deemed  incorporated by reference by any general  statement  incorporating by reference this proxy statement into any filing under the Securities Act of 1933,  as amended,  or under the  Securities  Exchange  Act of 1934,  as amended,  except to the extent that the
Company  specifically  incorporates  this  information by reference,  and shall not otherwise be deemed filed under such Acts.

         Stock Option and Compensation Committee Interlocks and Insider Participation.

         The members of the Stock Option and  Compensation  Committee are Messrs.  Bucay and Smith and Ms. Gillock.
Except for Mr. Compton (who was on the  Compensation  Committee until his resignation in November 2002), no officer or employee of the Company  participated  in  deliberations  of the  Compensation  Committee  concerning  executive officer  compensation  during the fiscal  year ended  September  27,  2003.  Mr.  Compton  did not  participate  in deliberations of the Compensation  Committee that related to his compensation.  Mr.  Vallina-Laguera  served on the
Committee during Fiscal 2003 and abstained to all Section 16 matters.

                              Report of the Audit Committee of the Board of Directors

         The Audit  Committee of the Board of Directors  (the "Audit  Committee")  is composed of three  Directors.
The Committee  operates under a written  charter adopted by the Board of Directors on April 25, 2000 and amended on
November 18, 2003 to comply with  additional  standards  under  Sarbanes-Oxley.  The members of the Audit Committee are  Benito F.  Bucay,  Leslie J.  Gillock  and  Martin W.  Pitts.  Each of the Audit  Committee  members  meet the definitions of "independence"  and as having "financial  literacy" as described under  Sarbanes-Oxley  Section 301;
SEC Rule 10A-3 and the NASDAQ Rule 4200 and 4350.

         The Audit  Committee  and the Board of Directors of the Company has  determined  that no one member of the
Board currently  qualifies as "audit committee  financial  expert" under the definition of  Sarbanes-Oxley  Section
407.  The Board is  actively  seeking  an  additional  member  that would  qualify  under the  standards  of "audit committee  financial  expert." The education,  experience and qualifications of each of the Audit Committee members are described  under  "Nominees For Director" and "Directors  Continuing in Office" on Pages 5 and 6 and Exhibit D,
"Audit Committee Charter as Amended November 18, 2003."

         The  Audit  Committee  reports  to the  Board of  Directors,  subject  to  stockholder  ratification,  the selection of the Company's  independent  certified public accountants.  Management is responsible for the Company's internal  controls and the financial  reporting  process.  The Audit  Committee's  responsibility is to monitor and oversee  these  processes.  During  Fiscal  2003,  the Company  formed a  Disclosure  Committee  as required  under
Sarbanes-Oxley.  The Company's Disclosure  Committee is comprised of ten management level employees.  The Committee is charged with the review of the  methods,  procedures  and control  used by the Company to prepare its  financial reports.

         As  required  by Section 404 of  Sarbanes-Oxley,  during  Fiscal  2003,  the Company  began its process to develop  internal  control  documentation  and testing of those  controls to ensure the  accuracy of its  financial reporting.

         The independent  certified public  accountants are responsible for performing an independent  audit of the
Company's  consolidated  financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  Partner rotation of the Company's  independent  certified  public  accountants is required after the fifth year.

         The Audit Committee has met and held  discussions  with management and the  independent  certified  public accountants.  Management  represented to the Audit Committee that the Company's  consolidated  financial statements were prepared in accordance with generally  accepted  accounting  principles,  and the Audit Committee has reviewed and  discussed  the  consolidated  financial  statements  with  management  and the  independent  certified  public accountants.  The Audit Committee  discussed with the independent  certified public accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's  independent  certified public  accountants also provided to the Audit Committee the written disclosures  required  by  Independence  Standards  Board  Standard  No. 1  (Independence  Discussions  with  Audit
Committees),  and the Audit  Committee  discussed with the independent  certified  public  accountants  that firm's independence.

         Based  upon the  Audit  Committee's  discussion  with  management  and the  independent  certified  public accountants,  and the  Committee's  review of the  representation  of management and the report of the  independent certified public  accountants to the Audit Committee,  the Audit Committee  recommended that the Board of Directors include the audited  consolidated  financial  statements in the  Company's  Annual Report on Form 10-K for the year ended September 27, 2003 filed with the Securities and Exchange Commission.

         Audit Committee:

         Martin W. Pitts, Chairman
         Benito F. Bucay
         Leslie J. Gillock

         January 13, 2004

                                               AUDIT AND OTHER FEES

         Professional  Fees of Ernst & Young  LLP.  The  following  summarizes  fees  billed  by Ernst & Young  for professional  services  rendered to the Company during the fiscal years ended  September 27, 2003 and September 28,
2002.

         Audit  Fees:  Aggregate  fees  billed  or to be  billed  by Ernst & Young  for its  professional  services rendered in connection with its audit of the Company's  Fiscal 2003 financial  statements,  including the review of the  financial  statements  included in the  Company's  Quarterly  Reports on Form 10-Q for such fiscal year,  were
$536,000.  These fees were $326,000 in Fiscal 2002.

         Audit-Related  Fees:  The  aggregate  fees  billed  or to be billed  by Ernst & Young  for  assurance  and related services that are reasonably  related to the performance of the audit or review of the Company's  financial statements  and are not  reported  above under the caption  "Audit Fees" were  $110,000 in Fiscal 2003.  These fees were $189,000 in Fiscal 2002.

         Tax Fees: The aggregate  fees billed by Ernst & Young for its  professional  services for tax  compliance, tax advice, and tax planning were $301,000 in Fiscal 2003.  These fees were $274,000 in Fiscal 2002.

         All Other  Fees:  All  services  rendered to the Company by Ernst & Young in Fiscal 2002 and 2003 fit into the categories of "Audit Fees," "Audit-Related Fees" and "Tax Fees" and are indicated above.

         The  Audit  Committee,  in  conducting  its  review  of  auditor  independence,   considered  whether  the
performance of services by the  independent  certified  public  accountants in addition to their audit services was compatible with maintaining the independence of Ernst & Young as auditors.

                                          CERTAIN TRANSACTIONS AND RELATED PARTIES

         The Audit  Committee of the Board of Directors is responsible for reviewing all  transactions  between the
Company and any  officer or  Director  of the Company or any entity in which an officer of Director  has a material interest.  Any such  transactions  must be on terms no less  favorable  than  those that  could be  obtained  on an arms-length basis from independent third parties.

         One of the Company's  subsidiaries  contracts  distribution and freight services in the ordinary course of business  from  Accel,  S.A.  de C.V.,  a twelve  percent  shareholder  of the  Company.  Fees for these  services, including taxes,  amounted to approximately  $347,000 for Fiscal 2003.  Messrs.  Vallina-Laguera  and Vallina-Garza
are  affiliates  of Accel.  See  "Directors  Continuing  in Office"  and "Stock  Ownership"  and "Stock  Option and
Compensation Committee."

                                                  Stock Ownership

         The following  table sets forth certain  information  with respect to the  beneficial  ownership of Common
Stock of the Company as of November  30,  2003 by (i) each person who is known by the Company to  beneficially  own more than five  percent of the Common  Stock,  (ii) each  nominee for  Director of the  Company,  (iii) each of the
Named Executive Officers (as defined under "Election of Directors -- Executive  Compensation"  above), and (iv) all officers and Directors as a group.
                                                                               Shares Beneficially
                                                                                      Owned
                                                                       ------------------------------------
Name and Address of Beneficial Owner (1)                                                     Percentage
                                                                             Shares           of Class

Michael Kagan (2) ...................................................        503,400             4.4%
Richard J. Domino (3)................................................        152,400             1.3%
Frank A. Maccarrone (4)..............................................          8,583             *
Robin J. Cohan (5)...................................................          7,450             *

Former Chief Executive Officers
William W. Compton (6)...............................................        767,500             6.7%
Christopher B. Munday (7)............................................         16,840             *

Directors
Benito F. Bucay   (8)................................................         16,667             *
Leslie J. Gillock (9)................................................         45,350             *
Martin W. Pitts (10).................................................         22,667             *
Charles J. Smith  (11)...............................................         25,000             *
Eloy S. Vallina-Garza (10)(12).......................................      1,474,117             12.9%
Eloy S. Vallina-Laguera (9)(12)......................................      1,495,450             13.1%

Institutional Holders

Accel, S.A. de C.V. (12)
Virginia Fabregas No. 80,
Col. San Rafael, 06470 Mexico, D.F...................................      1,450,450             12.7%

NWQ Investment Management Company LLC (13)
2049 Century Park East, 4th Floor
Los Angeles, CA  90067...............................................      1,377,375             12.1%

Goldman Sachs Asset Management (14)
85 Broad St.
New York NY 10004....................................................      1,217,604             10.7%

Barberry Corp  (filed for Icahn & Co.) (15)
c/o Starfire Holding Corp.
100 South Bedford Road
Mt. Kisco, NY  10549.................................................        989,938             8.7%

All Directors and Officers as a group (10 persons) (16)..............      2,300,634            19.6%
------------------
*Less than 1%.

(1)    Except as indicated in the  footnotes  set forth  below,  the persons  named in the  table  have sole voting and  investment  power with  respect to all  shares  shown as  beneficially  owned by them.  The  numbers of shares shown include shares that are not currently  outstanding but which certain  shareholders are entitled to acquire or will be entitled to acquire within 60 days,  upon the exercise of stock  options.  Such shares are deemed to be  outstanding  for the purpose of  computing  the  percentage  of Common  Stock owned by the particular  shareholder  and by the group but are not deemed to be outstanding  for the purpose of computing the  percentage  ownership of any other person.  Except as indicated in the table,  the business  address of all persons named in the table is 4902 W. Waters Avenue, Tampa, Florida 33634-1302.
(2)    Includes 353,500 shares of Common Stock held by the Kagan Family Limited Partnership.
(3)    Includes  147,300  shares of Common Stock  issuable  upon  the  exercise of vested stock  options.  Includes
       1,100  shares held as  custodian  for the benefit of his minor  children  and 1,000  shares held by a family member.  Does not include  125,000  shares of Common Stock  issuable  upon the  exercise of nonvested  stock options.
(4)    Includes  8,583  shares of Common Stock  issuable  upon  the  exercise  of vested  stock  options.  Does not include 6,250 shares of Common Stock issuable upon the exercise of nonvested stock options.
(5)    Includes  7,250  shares of Common Stock  issuable  upon the  exercise  of  vested  stock  options.  Does not include 54,583 shares of Common Stock issuable upon the exercise of nonvested stock options.
(6)    Includes  196,000 shares of Common Stock held by the Compton Family Limited  Partnership  and  18,280 shares held in trust for his children and  grandchildren.  Mr.  Compton's  right to exercise  vested stock  options expired on February 17, 2003.  See "Severance Agreement With William W. Compton."
(7)    Includes  13,340 shares  issued  pursuant to  a  Restricted  Stock Award.  Mr.  Munday's  stock options were canceled on October 31, 2003.
(8)    Represents  16,667  shares of Common Stock  issuable  upon  the exercise of vested stock  options.  Does not include 3,333 shares of Common Stock issuable upon the exercise of nonvested stock options.
(9)    Includes 45,000 shares of Common Stock issuable upon the exercise of vested stock options.

(10)   Includes  21,667  shares of Common Stock  issuable  upon  the  exercise of vested  stock  options.  Does not include 3,333 shares of Common Stock issuable upon the exercise of nonvested stock options.
(11)   Represents 25,000 shares of Common Stock issuable upon the exercise of vested stock options.
(12)   Based on a Schedule 13G filed with the  Commission  on February 17, 1998.   Includes  1,450,450  shares held
       by Accel,  or 12.3% of the  outstanding  Common  Stock of the Company.  Mr.  Vallina-Laguera  owns  directly
       130,862,957  shares, or 39.2%, of the outstanding Common Stock of Accel. In addition,  he controls companies that hold 46,414,851  shares,  or 13.9%, of the outstanding  Common Stock of Accel.  Mr.  Vallina-Garza is a
       Director  of Accel.  The  business  address of Mr.  Vallina-Laguera  is Av.  Zarco No.  2401.,  Col.  Zarco,
       Chihuahua,  Chih.,  Mexico, and the business address of Mr.  Vallina-Garza is 4171 N. Mesa, Bldg D, El Paso,
       Texas 79902.
(13)   Based on a Schedule  13F-HR  filed  with  the  Commission  on  November  11,  2003.  NWQ reports sole voting power of 1,339,565 shares of Common Stock and 37,810 shares as having no voting authority.
(14)   Based on a Schedule  13F-HR  filed  with  the  Commission on November 14, 2003.  Goldman Sachs Group reports sole voting power of 1,011,743 shares of Common Stock and 205,861 shares as having no voting authority.
(15)   Based on a Schedule  13F-HR filed with the  Commission  on  November 14, 2003.  Barberry Corp reports shared voting authority of  989,938 shares of Common Stock with High River Limited Partnership.
(16)   Does not include shares held by former officers.

                                           Shareholder Return Comparison

         The Company's  Common Stock began trading on the NASDAQ  National Market on October 29, 1997 in connection with  the  Company's  initial  public  offering.  The  price  information  reflected  for the  Common  Stock in the following  performance  graph  represents the closing sale price of the Common Stock for the period from October 2,
1999 through  September 27, 2003. The performance graph compares the cumulative  shareholder  returns on the Common
Stock with the NASDAQ Stock  Market  Index (U.S.  Companies)  and a Peer Index (as  described  below) over the same period  (assuming the investment of $100 in the Company's  Common Stock,  the NASDAQ Stock Market (U.S.  Companies)
and the Peer Index on October 3, 1998, and reinvestment of all dividends).

                                                [PERFORMANCE GRAPH]

                                      5 YEAR CUMULATIVE TOTAL RETURN SUMMARY

                                                       1999      2000      2001     2002      2003

         Tropical Sportswear Int'l Corporation       $102.07    $92.54    $92.27   $77.57    $23.85
         The NASDAQ Stock Market                     $169.74   $226.35    $92.51   $75.46   $112.77
         Peer Group Only                              $84.83    $71.24    $81.49  $104.77   $127.24

         Total return  calculations  for the NASDAQ Stock  Market  Index (U.S.  Companies)  and the Peer Index were prepared by Zach's  Investment  Research in  Chicago.  The Peer Index is composed of the stocks of Haggar  Clothing
Co. (HGGR),  Hartmarx Corporation (HMX), Kellwood Company (KWD), Oxford Industries,  Inc. (OXM), Perry Ellis Int'l,
Inc. (PERY),  Philips-Van  Huesen  Corporation  (PVH),  Tarrant Apparel Group (TAGS),  and V.F.  Corporation (VFC).
Specific  information  regarding the companies  comprising the Peer Index will be provided to any shareholder  upon request to Karen S. Castillo,  the Secretary of the Company.  The peer group was determined  based on  management's experience.

                                                    PROPOSAL II

                                     RATIFICATION OF THE COMPANY'S INDEPENDENT
                                           CERTIFIED PUBLIC ACCOUNTANTS

         The  Company's  Audit  Committee,  which  action was ratified by the  Company's  Board of  Directors,  has selected  Ernst & Young LLP to conduct the annual audit of the  financial  statements of the Company for the fiscal year ending October 2, 2004. Ernst & Young LLP has no financial  interest,  direct or indirect,  in the Company and does not have any connection with the Company except in its professional  capacity as independent  certified public accountants.  The holders of Common Stock will have the  opportunity  to ratify the Board of  Directors'  selection of Ernst & Young LLP as  independent  certified  public  accountants  to the  Company  for the fiscal  year  ending
October  2,  2004.  The  ratification  by the  holders  of Common  Stock of the  selection  of Ernst & Young LLP as independent  certified  public  accountants  to the Company is not required by law or by the Bylaws of the Company.
The  Board of  Directors,  consistent  with the  practice  of many  publicly  held  corporations,  is  nevertheless submitting this selection to the holders of Common Stock.  Representatives  of Ernst & Young LLP will be present at the Annual  Meeting and will have an  opportunity  to make a statement if they so desire and respond to appropriate questions.  If this  selection is not ratified at the Annual  Meeting,  the Audit  Committee  intends to reconsider its selection of independent  certified  public  accountants  for the fiscal year ending  October 2, 2004.  Even if the selection is ratified,  the Audit  Committee in its sole  discretion may direct the  appointment of a different independent  certified public accounting firm at any time during the fiscal year if the Audit Committee  determines that such a change would be in the best interest of the Company and its shareholders.

         The Board of Directors  recommends that  shareholders  vote FOR the ratification of the selection of Ernst
& Young LLP as  independent  certified  public  accountants  for the fiscal  year  October 2, 2004.  If a choice is specified on the Proxy by the  shareholder,  the shares will be voted as specified.  If no  specification  is made, the shares will be voted FOR  ratification.  Adoption of  Proposal  IV will  require  that of the votes cast by the shares of Common Stock  represented and entitled to vote at the Annual Meeting,  the votes in favor of the Proposal exceed the votes against the Proposal.

                                               SHAREHOLDER PROPOSALS
                                      FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

         Proposals of shareholders,  including nominations for the Board of Directors,  intended to be presented at the Company's  annual  meeting of  shareholders  to be held in 2004 should be submitted by certified  mail,  return receipt  requested,  and must be received by the Company at its  executive  offices in Tampa,  Florida on or before
November  2, 2004 to be  eligible  for  inclusion  in the  Company's  Proxy  Statement  and Proxy  relating to that meeting.  Any  shareholder  proposal  must be in  writing  and must set forth  (i) a  description  of the  business desired to be brought  before the meeting and the reasons for  conducting  the  business at the  meeting,  (ii) the name and address,  as they appear on the Company's  books,  of the shareholder  submitting the proposal,  (iii) the class  and  number  of  shares  that are  beneficially  owned by such  shareholder,  (iv)  the  dates on which  the shareholder acquired the shares, (v) documentary support for any claim of beneficial  ownership,  (vi) any material interest of the  shareholder  in the proposal,  (vii) a statement in support of the proposal,  and (viii) any other information required by the rules and regulations of the Commission.

                                                   OTHER MATTERS

Section 16(a) Beneficial Reporting Compliance

         Section 16(a) of the  Securities  Exchange Act of 1934  requires the Company's  officers and Directors and any persons who  beneficially  own more than ten percent of the Company's Common Stock to file reports of ownership and  changes in  ownership  of such  securities  with the  Securities  and  Exchange  Commission  and the  National
Association of Securities  Dealers,  Inc.  Officers,  Directors and  beneficial  owners of more than ten percent of the Common Stock are required by  applicable  regulations  to furnish the Company with copies of all Section  16(a)
forms  they  file.  Based  solely  on its  review  of  copies  of  forms  furnished  to  the  Company  and  written representations  from the executive officers,  directors and holders of ten percent or more of the Company's Common
Stock,  the Company  believes  that during Fiscal 2003,  all persons  subject to the  reporting  requirements  with regard to the  Common  Stock  complied  with all  applicable  filing  requirements  except for Mr.  Christopher  B.
Munday.  Mr. Munday  reported the Form 4 transactions  of the  cancellation  of stock options and the forfeiture of stock award shares on Form 5.

Expenses of Solicitation

         The cost of  soliciting  proxies in the  accompanying  form will be borne by the  Company.  In addition to the use of the  mails,  proxies  may be  solicited  by  Directors,  officers  or other  employees  of the  Company, personally,  by  telephone  or by  telegraph.  The  Company  does  not  expect  to pay  any  compensation  for  the solicitation  of proxies,  but may reimburse  brokers,  custodians or other persons holding stock in their names or in the names of  nominees  for their  expenses  in sending  proxy  materials  to  principals  and  obtaining  their instructions.

Miscellaneous

         Management  does not know of any matters to be brought  before the Annual  Meeting other than as described in this  Proxy  Statement.  Should  any other  matters  properly  come  before  the  Annual  Meeting,  the  persons designated as proxies will vote in accordance with their best judgment on such matters.

Availability of Annual Report on Form 10-K

         Accompanying  this  Proxy  Statement  is a copy of the  Company's  Annual  Report on Form 10-K for  Fiscal
2003.  Shareholders  who would  like  additional  copies of the  Annual  Report on Form 10-K  should  direct  their requests in writing to: Tropical Sportswear Int'l Corporation,  4902 W. Waters Avenue,  Tampa,  Florida 33634-1302,
Attention:  Karen S. Castillo, Secretary.

                                                       PROXY

                                       TROPICAL SPORTSWEAR INT'L CORPORATION
                                                  Tampa, Florida
                                        2004 Annual Meeting of Shareholders

         The undersigned  shareholder of Tropical  Sportswear Int'l  Corporation (the "Company"),  Tampa,  Florida,
hereby  constitutes  and appoints  Michael Kagan and Robin J. Cohan, or either one of them, each with full power of substitution,  to vote the number of shares of Common  Stock  which the  undersigned  would be  entitled to vote if personally  present at the 2004  Annual  Meeting of  Shareholders  to be held at the offices of the Company at 4902
West Waters Avenue,  Tampa,  Florida  33634-1302 on Thursday, February 19,  2004, at 10:00 A.M.,  local time, or at any  adjournments  thereof (the "Annual  Meeting"),  upon the  proposals  described in the Notice to the Holders of
Common Stock of the Annual Meeting of Shareholders and Proxy  Statement,  both dated January 13, 2004,  the receipt of  which  is  acknowledged,  in the  manner  specified  below.  The  proxies,  in their  discretion,  are  further authorized to vote on any  shareholder  proposals  submitted to the Company for a vote of the  shareholders  at the
Annual  Meeting  after  October  30,  2003,  as well as on the  election  of any person as a Director if a Director nominee  named in  Proposal I is unable to serve or for good cause will not serve,  and on matters  incident to the conduct of the Annual  Meeting.  At the  present  time,  the Board of  Directors  knows of no other  business to be presented to a vote of the  shareholders  at the Annual Meeting.  The Board of Directors  recommends a vote FOR the proposals.

         This  Proxy,  when  properly  executed,   will  be  voted  in  the  manner  directed  by  the  undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TROPICAL  SPORTSWEAR  INT'L  CORPORATION  AND MAY BE
REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.

         Proposal I:  Election of Directors.  On the proposal to elect the  following  Directors to serve until the indicated Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

   Terms to Expire in 2007
       Benito F. Bucay                For   |_|            Withhold Authority   |_|
       Charles J. Smith               For   |_|            Withhold Authority   |_|

Proposal II:  Ratification of the Company's  Independent  Certified Public  Accountants.  On the Proposal to ratify the selection of Ernst & Young LLP as the Company's  independent  certified public  accountants for the fiscal year ending October 2, 2004:

           For |_|                  Against |_|                         Abstain |_|

         This  Proxy,  when  properly  executed,   will  be  voted  in  the  manner  directed  by  the  undersigned shareholder.  If no direction is made, this Proxy will be voted FOR the proposals.

         Please  sign  exactly as your name  appears  on your stock  certificate  and date.  Where  shares are held jointly,  each  shareholder  should sign. When signing as executor,  administrator,  trustee,  or guardian,  please give full title as such. If a  corporation,  please sign in full  corporate  name by president or other  authorized officer.  If a partnership, please sign in full partnership name by authorized person.

                                                     Shares Held:   ___________________________________________

                                                                    ___________________________________________
                                                                     Signature of Shareholder

                                                                    ___________________________________________
                                                                     Signature of Shareholder (If held Jointly)

                                                     Dated:         ___________________________________________